IFRS 9 Impairment	6 Months Ended
Jun. 30, 2023
IFRS 9 Impairment [Abstract]
IFRS 9 Impairment [text block]
IFRS 9 Impairment
Model overview
During the first half of 2023, Deutsche Bank continued to apply the same IFRS 9 impairment model and methodologies, key assumptions and risk management activities as disclosed in the Annual Report 2022.
In July 2023, the Group completed the migration of Postbank clients into the IT systems of Deutsche Bank through its project Unity, which will impact Deutsche Bank’s application of the IFRS 9 impairment model and methodologies thereafter. As outlined in the Annual Report 2022, the Group leverages existing models used for the determination of capital demand under the Basel Internal Ratings Based Approach and internal risk management practices to calculate ECL. Deutsche Bank has applied specific models for Postbank clients, which will be partially decommissioned after the migration and the Deutsche Bank infrastructure will be used going forward. In the first half of 2023, two migrations waves were successfully executed and resulted in an immaterial impact on the Group’s credit loss allowances. The last wave of the migration in July 2023 will include the German mortgages and consumer finance portfolios. See details on potential migration related risks in section Risks and Opportunities of this report.
The section below focuses on the latest developments and uncertainties in the first half of 2023 and their consideration in the bank’s expected credit loss (ECL) calculation, along with the bank’s ongoing credit risk management activities and governance framework. These activities include, but are not limited to, regular emerging risk reviews as well as portfolio deep dives, day to day risk management on the level of individual borrowers, and regular model validations. The Group also considers each reporting period if there are any potential model imprecision or uncertainties not included in the model that require an overlay. Lastly, the Group presents a sensitivity analysis for one of the key inputs into the IFRS 9 model (i.e., forward looking macroeconomic variables).
Forward-looking information
The tables below contain the macroeconomic variables (MEV’s) included in the application of forward-looking information in the IFRS 9 model as of June 30, 2023 and as of December 31, 2022. At each reporting date, the consensus data included the latest macroeconomic developments and no overlays were required.
Macroeconomic variables applied
	as of June 2023¹ ²
	Year 1 (4 quarter avg)	Year 2 (4 quarter avg)
Commodity - Gold	1,948.85	1,972.20
Commodity - WTI	77.82	82.31
Credit - CDX Emerging Markets	247.55	222.05
Credit - CDX High Yield	486.44	464.74
Credit - CDX IG	78.74	76.23
Credit - High Yield Index	4.71%	4.38%
Credit - ITX Europe 125	85.68	82.17
Equity - MSCI Asia	1,279	1,290
Equity - Nikkei	30,573	31,183
Equity - S&P500	4,178	4,215
GDP - Developing Asia	5.07%	4.70%
GDP - Emerging Markets	4.20%	4.05%
GDP - Eurozone	0.44%	0.99%
GDP - Germany	0.14%	1.27%
GDP - Italy	0.73%	0.95%
GDP - USA	1.02%	1.13%
Real Estate Prices - US CRE Index	350.73	342.32
Unemployment - Eurozone	6.77%	6.72%
Unemployment - Germany	3.15%	3.28%
Unemployment - Italy	8.09%	8.15%
Unemployment - Japan	2.58%	2.47%
Unemployment - Spain	12.85%	12.46%
Unemployment - USA	4.05%	4.51%

[1] MEV as of 27 June 2023
[2] Year 1 equals second quarter of 2023 to first quarter of 2024, Year 2 equals second quarter of 2024 to first quarter of 2025
	as of December 2022¹ ²
	Year 1 (4 quarter avg)	Year 2 (4 quarter avg)
Commodity - Gold	1,745.84	1,797.74
Commodity - WTI	90.19	88.79
Credit - CDX Emerging Markets	260.99	239.03
Credit - CDX High Yield	489.77	476.53
Credit - CDX IG	85.33	84.94
Credit - High Yield Index	4.46%	4.31%
Credit - ITX Europe 125	101.26	96.50
Equity - MSCI Asia	1,178	1,176
Equity - Nikkei	28,427	29,287
Equity - S&P500	3,933	4,011
GDP - Developing Asia	3.95%	4.60%
GDP - Emerging Markets	3.31%	3.94%
GDP - Eurozone	0.87%	0.53%
GDP - Germany	(0.26) %	1.00%
GDP - Italy	0.32%	0.68%
GDP - USA	0.62%	0.61%
Real Estate Prices - US CRE Index	352.41	343.97
Unemployment - Eurozone	7.03%	7.15%
Unemployment - Germany	3.22%	3.33%
Unemployment - Italy	8.24%	8.53%
Unemployment - Japan	2.56%	2.42%
Unemployment - Spain	13.06%	12.98%
Unemployment - USA	4.05%	4.75%

[1] MEV as of December 12, 2022 which barely changed until December 30, 2022
[2] Year 1 equals fourth quarter of 2022 to third quarter of 2023, Year 2 equals fourth quarter of 2023 to third quarter of 2024
Focus areas in second quarter of 2023
Commercial Real Estate
Commercial Real Estate (CRE) markets continue to face headwinds due to the impacts of rising interest rates, decreasing market liquidity combined with tightened lending conditions which have an additional negative impact in particular to the US office market. The combination of risk factors leads to higher refinancing risk for maturing loans as some transactions may have to be adjusted to qualify for an extension to ensure appropriate debt service coverage and loan-to-value (LTV) ratios.
The CRE portfolio across the Group consists of financing/lending arrangements that are recourse and non-recourse financing, across various parts of the Group and client segments. While the exact definition of what constitutes a CRE exposure is subjective, the Group’s CRE portfolio includes exposures reported under the Main Credit Exposure Categories by Industry Sectors for Real Estate Activities NACE was € 49.8 billion and € 48.0 billion as of June 30, 2023 and December 31, 2022, respectively. Please refer to “Risk Report” in the Combined Management Report in the Annual Report 2022.
Exposures reported under Real Estate Activities NACE which are recourse CRE financing have an inherently lower risk profile as they typically benefit from recourse to creditworthy entities or individuals, in addition to mortgage collateral, with internal ratings based on the financial strength of the guaranteeing entities / individuals. Exposures range from secured recourse lending to property companies, secured recourse lending to Wealth Management clients, as well as private and corporate clients for business or commercial properties.
Non-recourse financings are subject to increased risk since sources of repayment are typically limited to the cash flows generated by the financed property and the ability to refinance may be constrained by the underlying property value and income stream generated by such property at the time of refinancing. Non-recourse exposures reported under Real Estate Activities (NACE) was € 25.8 billion and € 24.8 billion as of June 30, 2023, and December 31, 2022, respectively.
Based on Deutsche Bank’s definition of non-recourse CRE loans, the total non-recourse portfolio as of June 30, 2023 and December 31, 2022, respectively, amounted to € 40.1 billion and € 38.9 billion, respectively, which included exposures not reported under the Real Estate Activities (NACE). These non-recourse portfolios are primarily in the core CRE business units of the Investment Bank and Corporate Bank, with additional smaller portfolios added across other business units.
Amidst interest rate hikes commencing in 2022 and real estate market stresses increasing, the Group has been proactively working with borrowers to address upcoming maturities in the non-recourse portfolio. One of the key mitigants to refinancing risks remains that Deutsche Bank is primarily lending to strong institutional sponsors with significant equity invested in the financed properties.
For the three and six months ended June 30, 2023, and June 30, 2022, the total provision for credit losses for the total non-recourse CRE financing portfolio was € 109 million (2022: € 20 million) and € 143 million (2022: € 31 million), respectively. As of June 30, 2023, 17 % and 5 % of the exposure were in Stage 2 and Stage 3, and 14 %and 4 % as of December 31, 2022, respectively.
To obtain a more comprehensive understanding of potential downside risks, Deutsche Bank has run a severe stress test on a subset of the non-recourse financing portfolio deemed higher risk, which includes all non-recourse loans except for sub-portfolios subject to different risk drivers such as data centers and municipal social housing. As of June 30, 2023, the stress-tested non-recourse portfolio amounted to € 32.9 billion of the € 40.1 billion non-recourse portfolio, based on Deutsche Bank’s definition.
This portfolio is diversified by property type, with the largest concentration of 41 % in Office space, while Hospitality and Retail account for 11 % and 9%, respectively as of June 30, 2023 and 41%, 11 % and 9 % as of December 31, 2022. Weighted average loan-to-value (LTV) is around 63 % in the Investment Bank, 52 % in the Corporate Bank, and 58 % in other business units as of June 30, 2023 and 62%, 53 % and 56 % as of December 31, 2022. From a regional perspective, 55 % of the portfolio is in the US, 37 % in Europe, and 8 % in the APAC region as of June 30, 2023 and 55%, 39 % and 7 % as of December 31, 2022, respectively, with loan originations primarily focused on larger, institutional quality assets in more liquid primary markets.
As of June 30, 2023, the Group considered the impact of its severe stress scenario on higher-risk non-recourse CRE loans focused on property values. The stress scenario applied additional haircuts ranging from 10%-25 % on top of the observed market index decline for each property type assuming a liquidation scenario. Based on these assumptions, such a severe stress could result in approximately € 800 million of additional credit losses spread over multiple years, which would equate to 16bps of the total loan book. The likelihood and magnitude of occurrence will depend on the developments of the CRE markets, particularly in the US, and depend on the exposure specific fundamentals which allow a borrower to refinance. It is important to emphasize that this stress scenario is only an estimation and does not assume additional sponsor support, which could significantly reduce the actual expected credit losses.
Residential Real Estate
The Group’s Residential Real Estate portfolio consists of mainly private client mortgage loans which are regularly repaid and fully recourse. The majority of these loans are in Germany where mortgage loans have a long-fixed period. Current unemployment rates in Germany, Italy and Spain are stable so there is no major increase in risk related to private clients.
In instances where Deutsche Bank has identified counterparties where credit quality has or is expected to deteriorate to the point where they present a heightened risk of default / loss, the respective counterparty is placed on the watchlist, and the counterparty is generally transferred to Stage 2. Deutsche Bank aims to identify those counterparties well in advance of payment issues materializing and continues to refine its early warning capabilities to support the identification of vulnerable clients or portfolios.
Overall Assessment of ECL’s
To ensure that Deutsche Bank’s ECL model accounted for the uncertainties in the macroeconomic environment throughout the second quarter and first half of 2023, the Group continued to review emerging risks, assessed potential baseline and downside impacts and required actions to manage the bank’s credit strategy and risk appetite. The outcome of these reviews concluded that the bank adequately provisioned for its expected credit losses as of June 30, 2023 and December 31, 2022.
Results from the above reviews and development of key portfolio indicators are regularly discussed at the Credit Risk Appetite and Management Forum and Group Risk Committee. Where necessary, actions and measures are taken to mitigate the risks. Client ratings are regularly reviewed to reflect the latest macroeconomic developments and where potentially significant risks are identified clients are moved to the watchlist (Stage 2), forbearance measures may be negotiated, and credit limits and collateralization are reviewed. Overall, the Group believes that based on its day-to-day risk management activities and regular reviews of emerging risks it has adequately provided for its ECL.
Overlays applied to the IFRS 9 model output
The Group regularly reviews the IFRS 9 methodology and processes, key inputs into the ECL calculation and discusses upcoming model changes, potential model imprecisions or other estimation uncertainties, for example in the macroeconomic environment to determine if any material overlays are required. As of June 30, 2023, the Group did not identify any additional downside risks not reflected in the IFRS 9 ECL model or other material model imprecisions that would require an additional overlay other than the existing € 92 million overlay related to the new definition of default as disclosed in the Annual Report 2022.
Model sensitivity
The Group has identified three key model assumptions included in the IFRS 9 model. These include forward looking macroeconomic variables, the quantitative criteria for determining if a borrower has incurred a significant increase in credit risk and transferred to Stage 2, and the LGD setting on homogenous portfolios in Stage 3. Below the bank provides sensitivity analysis on the potential impact on forward looking macroeconomic variables, if these key assumptions applied in the ECL model were to deviate from the bank’s base case expectations. The sensitivity of the quantitative criteria for determining if a borrower has incurred a significant increase in credit risk and transferred to Stage 2 and the LGD setting on homogenous portfolios in Stage 3 have not materially changed versus amounts disclosed in the Annual Report 2022.
Macroeconomic Variables
The sensitivity of the ECL model with respect to potential changes in projections for key MEVs is shown in the tables below, which provides ECL impacts for Stages 1 and 2 from one sigma downward and upward shifts applied separately to each group of MEV as of June 30, 2023, and December 31, 2022.
A sigma shift is a standard deviation used in statistics and probability calculations and is a measure of the dispersion of the values of a random variable. Each of these groups consists of MEVs from the same category:
  – GDP growth rates: includes USA, Eurozone, Germany, Italy, Developing Asia, Emerging Markets
  – Unemployment rates: includes USA, Eurozone, Germany, Italy, Japan, Spain
  – Equities: S&P500, Nikkei, MSCI Asia
  – Credit spreads: ITX Europe 125, High Yield Index, CDX IG, CDX High Yield, CDX Emerging Markets
  – Real Estate: Commercial Real Estate Price Index
  – Commodities: WTI oil price, Gold price
Although interest rates and inflation are not separately included in the MEVs above, the economic impact of these risks is reflected in other macroeconomic variables, such as GDP growth rates, unemployment, equities and credit spreads as higher rates and inflation would filter through these forecasts and be included in the ECL model and sensitivity analysis below.
In addition, the sensitivity analysis only includes the impact of the aggregated MEV group (i.e., potential correlation between different MEV groups or the impact of management overlays is not taken into consideration). ECLs for Stage 3 are not affected and not reflected in the following tables as its calculation is independent of the macroeconomic scenarios.
Sensitivity impact is slightly lower as of June 30, 2023, compared to December 31, 2022, due to portfolio changes and minor improvements of base MEV projections which the analyses were based on.
IFRS 9 – Sensitivities of Forward-Looking Information applied on Stage 1 and Stage 2 – Group Level
	Jun 30, 2023
	Upward sensitivity		Downward sensitivity
	Upward shift	ECL impact in € m.	Downward shift	ECL impact in € m.
GDP growth rates	1pp	(80.7)	(1)pp	98.7
Unemployment rates	(0.5)pp	(41.7)	0.5pp	56.0
Real estate prices	5%	(5.9)	(5)%	6.2
Equities	10%	(13.1)	(10)%	17.5
Credit spreads	(40)%	(33.5)	40%	39.6
Commodities¹	10%	(12.7)	(10)%	13.6

[1] The sign of the shift applies to oil prices changes. Gold price changes have the opposite sign
	December 31, 2022
	Upward sensitivity		Downward sensitivity
	Upward shift	ECL impact in € m.	Downward shift	ECL impact in € m.
GDP growth rates	1pp	(83.3)	(1)pp	101.4
Unemployment rates	(0.5)pp	(40.8)	0.5pp	58.0
Real estate prices	5%	(5.6)	(5)%	6.0
Equities	10%	(15.8)	(10)%	19.6
Credit spreads	(40)%	(37.9)	40%	42.6
Commodities¹	10%	(14.8)	(10)%	15.6

[1] The sign of the shift applies to oil prices changes. Gold price changes have the opposite sign
IFRS 9 Expected Credit Losses
In the first six months of 2023, provision for credit losses was € 773 million, which is higher than the € 525 million recorded for the same period in 2022 and was mainly driven by the Private Bank which recorded credit loss provisions of € 414 million. This includes two larger Stage 3 events in the International Private Bank of € 118 million in total which occurred in the first quarter of 2023.
For the second quarter the Group reported credit loss provisions of € 401 million significantly higher than the € 233 million in the second quarter of 2022. The quarter over quarter increase was mainly driven by increased provisioning levels across all businesses in a less favorable macroeconomic environment with Commercial Real Estate as one of the main drivers in the Investment Bank and German MidCaps in the Corporate Bank, while Private Bank returned to rather normalized provisioning levels.
Stage 1 and Stage 2 provisions increased in the second quarter of 2023 by € 63 million compared to € 52 million increase recorded in the same period in 2022, which was driven by portfolio and rating changes especially in the Investment Bank, most notably in CRE.
Stage 3 provisions increased in the second quarter of 2023 to € 338 million compared to € 181 million recorded for the same period in 2022. This was primarily driven by an increased number of impairment events across all businesses with Commercial Real Estate as main driver in the Investment Bank, while Corporate Bank was mainly affected by higher provisions in German MidCaps, across various sectors.
In regard to the business segments, Corporate Bank recorded credit loss provisions of € 117 million in the second quarter of 2023 versus € 56 million in the second quarter of 2022. The Investment Bank recorded € 141 million credit loss provisions in the second quarter of 2023 versus € 72 million in the second quarter of 2022. Private Bank recorded credit loss provisions of € 147 million in the second quarter of 2023 versus € 96 million reported in the second quarter of 2022 which was benefitting from portfolio sales.